Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Webb Interactive Services, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission, as amended on the date hereof (the “Report”), I, Lindley S. Branson, Vice President – General Counsel, the Company’s Principal Executive and Principal Financial Officer, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to` Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lindley S. Branson
Vice President – General Counsel
(Principal Executive and Principal
Financial Officer)

Date: July 21, 2005

Ex-2